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                                                                     EXHIBIT (a)


                           JOINT FILING AGREEMENT

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is filed on behalf of each of us.


Dated: January 16, 1997        T. J. BERTHEL INVESTMENT, L. P.
                               By: T. J. BERTHEL ENTERPRISES, INC.
                                General Partner

                               By:
                                  -----------------------------------
                                      THOMAS J. BERTHEL, President

                               BERTHEL FISHER & COMPANY FINANCIAL
                               SERVICES, INC.

                               By:
                                  -----------------------------------
                                     DWIGHT E. WHEELAN, President

                               BERTHEL FISHER & COMPANY LEASING, INC.

                               By:
                                  -----------------------------------
                                     THOMAS J. BERTHEL, President

                               BERTHEL FISHER & COMPANY
                               INVESTMENTS, INC.

                               By:
                                  -----------------------------------
                                     JAMES D. THORP, President

                               BERTHEL FISHER & COMPANY

                               By:
                                  -----------------------------------
                                     THOMAS J. BERTHEL, President


                               --------------------------------------
                               THOMAS J. BERTHEL

                               T. J. BERTHEL ENTERPRISES, INC.

                              By:
                                  -----------------------------------
                                   THOMAS J. BERTHEL, President


                               --------------------------------------
                               DEANNA BERTHEL


                               --------------------------------------
                               DEANNA BERTHEL, as Custodian for Paige Berthel


                               --------------------------------------
                               DEANNA BERTHEL, as Custodian for Brandon Berthel





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